     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 18, 2002

                                                     REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             LINENS 'N THINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                     DELAWARE                                           22-3463939
 (State or Other Jurisdiction of Incorporation or         (I.R.S. Employer Identification Number)
                   Organization)

                                6 BRIGHTON ROAD
                           CLIFTON, NEW JERSEY 07015
                                 (973) 778-1300
              (Address, Including Zip Code, and Telephone Number,
       Including Area Code, of Registrant's Principal Executive Offices)

                                WILLIAM T. GILES
                 SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER
                             LINENS 'N THINGS, INC.
                                6 BRIGHTON ROAD
                           CLIFTON, NEW JERSEY 07015
                                 (973) 778-1300
           (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent For Service)

                                WITH COPIES TO:

               WARREN J. CASEY, ESQ.                              MORTON A. PIERCE, ESQ.
         PITNEY, HARDIN, KIPP & SZUCH LLP                          DEWEY BALLANTINE LLP
                   P.O. BOX 1945                                1301 AVENUE OF THE AMERICAS
         MORRISTOWN, NEW JERSEY 07962-1945                       NEW YORK, NEW YORK 10019
                  (973) 966-6300                                      (212) 259-8000

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans please check the following box: [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [X] 333-89250

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement for the same offering: [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]

                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                        AMOUNT          PROPOSED MAXIMUM     PROPOSED MAXIMUM        AMOUNT OF
            TITLE OF                    TO BE            OFFERING PRICE         AGGREGATE           REGISTRATION
    SHARES TO BE REGISTERED         REGISTERED(1)          PER SHARE          OFFERING PRICE            FEE
--------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value...       404,170               $30.90            $12,488,853             $1,149
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

(1) Includes 52,718 shares that underwriters have the option to purchase to cover over-allotments.

                             ---------------------

    THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933.
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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, solely to register additional shares of common stock, par value $0.01 per share, of Linens 'n Things, Inc., a Delaware corporation. The contents of an earlier effective registration statement on Form S-3 (No. 333-89250) filed by Linens 'n Things pursuant to the Securities Act of 1933, as amended, and declared effective on June 17, 2002, are hereby incorporated by reference in this registration statement.

                                 CERTIFICATION

     We hereby certify to the Commission that we have instructed our bank to pay the Commission the filing fee of $1,149 for the additional securities being registered under this registration statement as soon as practicable (but in any event no later than the close of business on June 18, 2002); that we will not revoke such instructions; that we have sufficient funds in the relevant account to cover the amount of the filing fee; and that we undertake to confirm receipt of such instructions by the bank on June 18, 2002.

                                    PART II

                     Information not required in Prospectus

ITEM 16.  EXHIBITS

     Reference is made to the attached Exhibit Index.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clifton, State of New Jersey, on this 17th day of June, 2002.

                                          LINENS 'N THINGS, INC.

                                          By:      /s/ NORMAN AXELROD
                                            ------------------------------------
                                                       Norman Axelrod
                                            Chairman and Chief Executive Officer
                                               (Principal Executive Officer)

                                          By:     /s/ WILLIAM T. GILES
                                            ------------------------------------
                                                      William T. Giles
                                                   Senior Vice President,
                                                  Chief Financial Officer
                                              (Principal Financial Officer and
                                               Principal Accounting Officer)

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

                     NAME                                         TITLE                        DATE
                     ----                                         -----                        ----
 By:              /s/ NORMAN AXELROD               Chairman and Chief Executive Officer    June 17, 2002
        -----------------------------------------
                    Norman Axelrod


 By:                       *                                     Director                  June 17, 2002
        -----------------------------------------
                   Philip E. Beekman


 By:                       *                                     Director                  June 17, 2002
        -----------------------------------------
                   Harold F. Compton


 By:                       *                                     Director                  June 17, 2002
        -----------------------------------------
                 Stanley P. Goldstein


 By:                       *                                     Director                  June 17, 2002
        -----------------------------------------
                   Morton E. Handel


 By:             /s/ WILLIAM T. GILES             Senior Vice President, Chief Financial   June 17, 2002
        -----------------------------------------  Officer (Principal Financial Officer
                   William T. Giles                                and
                                                      Principal Accounting Officer)

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* Signed by William T. Giles as attorney-in-fact.

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                              EXHIBIT
-------                             -------
 5        Opinion of Pitney, Hardin, Kipp & Szuch LLP
23.1      Consent of KPMG LLP
23.2      Consent of Pitney, Hardin, Kipp & Szuch LLP (contained in
          Exhibit 5)
24*       Power of Attorney

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* Previously filed on Form S-3 (Registration No. 333-89250).